[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT NUMBER ONE
TO
WAFER SUPPLY AGREEMENT

This Amendment Number One to Wafer Supply Agreement (the “Amendment”), effective as of March 20, 2009 (the “Amendment Effective Date”), amends the Wafer Supply Agreement effective August 1, 2008 (the “Agreement”) by and between:

(1)    POWER INTEGRATIONS INTERNATIONAL LTD., a Cayman Islands corporation having a place of business at 4th Floor, Century Yard, Cricket Square, Elgin Avenue, P.O. Box 32322, Grand Cayman KY1-1209 (“Power Integrations”);

and

(2)    NEC Electronics America, Inc., a California corporation with a place of business at 2880 Scott Blvd., Santa Clara, CA 95050 (“NECELAM”).

RECITALS

WHEREAS, pursuant to the terms of the Agreement, Power Integrations grants to NECELAM licenses of certain of Power Integrations' intellectual property for the sole purpose of Power Integrations acquiring from NECELAM the fabrication and supply of wafers of certain power IC products; and

WHEREAS, Power Integrations and NECELAM desire to amend certain terms of the Agreement; and

WHEREAS, in accordance with Section 17.10 of the Agreement, the Agreement may be amended only by an instrument in writing duly executed by an authorized representative of NECELAM and Power Integrations.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Agreement as follows:

AGREEMENT

1.    Unless otherwise provided herein, all capitalized terms as used in this Amendment shall have the same meanings as defined in the Agreement.

2.    Section 1.19 of the Agreement is deleted in its entirety and replaced with the following:
“1.19 SUBSIDIARY: Any corporation, company, or other entity in which NECELAM or SUPPLIER'S PARENT CORPORATION or POWER INTEGRATIONS, as the case may be, owns and/or controls, directly or indirectly, now or hereafter, more than fifty percent (50%) of the outstanding shares of stock entitled to vote for the election of directors or their equivalents regardless

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

of the form thereof (other than any shares of stock whose voting rights are subject to restriction) (“Owns and/or Controls”), including without limitation, NEC Semiconductors Kyushu Yamaguchi, LTD. with respect to SUPPLIER'S PARENT CORPORATION; provided, however, that any entity who would be a SUBSIDIARY by reason of the foregoing, shall be considered a SUBSIDIARY only so long as such ownership or control exists and subject to the requirements set forth in Section 16.1. In addition to the foregoing, the parties acknowledge and agree that SUPPLIER'S PARENT CORPORATION will be deemed NECELAM's SUBSIDIARY, subject to the requirements set forth in Section 16.

3.    Section 1.23 of the Agreement is deleted in its entirety and replaced with the following:
“1.23 SUPPLIER'S PARENT CORPORATION: NEC Electronics Corporation, only so long as NEC Electronics Corporation Owns and/or Controls NECELAM.”

4.    Section 1.26 of the Agreement is deleted in its entirety and replaced with the following:
“1.26 WAFER(S): Non-probed [*]-inch silicon wafers manufactured in NEC Semiconductors Kyushu Yamaguchi, LTD.'s facility in [*], Japan by SUPPLIER for PI in accordance with the COMMON SPECIFICATION.”

5.    Section 6.1 and Section 6.2 of the Agreement are deleted in their entirety and replaced with the following:

“6.1 The terms of delivery of the WAFERS shall be EXW (as used in Incoterms 2000) NEC Semiconductors Kyushu Yamaguchi, LTD.'s facility in [*], Japan.

6.2     The title and risk of loss in and to the WAFERS delivered by SUPPLIER to PI shall transfer from SUPPLIER to PI at the EXW [*] point.”

6.    Section 12.1 of the Agreement is deleted in its entirety and replaced with the following:

“12.1 The receiving party (PI or SUPPLIER) shall use any CONFIDENTIAL INFORMATION of the disclosing party (SUPPLIER or PI) it receives in connection with this Agreement solely for the purposes of this Agreement. NECELAM may disclose PI's CONFIDENTIAL INFORMATION to SUPPLIER'S PARENT CORPORATION and/or NEC Semiconductors Kyushu Yamaguchi, LTD. (only so long as such parties are SUBSIDIARIES of NECELAM) for the sole purpose of fabrication and supply of WAFER(S) to PI under the Agreement; provided that NECELAM may not disclose CONFIDENTIAL MANUFACTURING INFORMATION (including but not limited to the PI PROCESS and the COMMON SPECIFICATION) to SUPPLIER'S PARENT CORPORATION.”

7.    The first sentence of Section 15 of the Agreement is deleted in its entirety and replaced with the following:

“Each party (POWER INTEGRATIONS or NECELAM) shall keep this Agreement and its terms, conditions and existence confidential and shall not make disclosures thereof to any third party without the prior written consent of the other party; provided that each party (POWER INTEGRATIONS or NECELAM) may disclose this Agreement and its terms, conditions and existence to its SUBSIDIARIES, provided that the SUBSIDIARIES are bound to the terms and conditions of this Section 15 and except that with respect to SUPPLIER'S PARENT CORPORATION all CONFIDENTIAL MANUFACTURING INFORMATION must be redacted.”

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.    Section 16.1 of the Agreement is deleted in its entirety and replaced with the following:
“16.1 NECELAM shall enter into a separate written agreement (each a “SUBSIDIARY Agreement”) with each of its respective SUBSIDIARIES who which to exercise any rights, perform any obligations, or receive any PI CONFIDENTIAL INFORMATION under this Agreement, binding the SUBSIDIARY to the terms and conditions of this Agreement. A SUBSIDIARY shall maintain its status as a SUBSIDIARY under this Agreement only so long as such SUBSIDIARY has a SUBSIDIARY Agreement in full force and effect and remains a SUBSIDIARY as defined in Section 1.19. NECELAM guarantees the performance of its respective SUBSIDIARIES under this Agreement, and will indemnify and hold PI harmless from any costs, damages, or liabilities incurred by PI arising out of a breach by a SUBSIDIARY of any of the terms and conditions of this Agreement and/or SUBSIDIARY Agreements.”

9.    Exhibit B of the Agreement is deleted in its entirety and replaced with Exhibit B in the form attached hereto.

10.    Effective as of the Amendment Effective Date, all references in the Agreement to the “Agreement” or “this Agreement” shall mean the Agreement as amended by this Amendment. Except as expressly amended herein, the terms of the Agreement continue unchanged and shall remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which shall be considered an original, but all of which counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives, effective as of the Amendment Effective Date.

NEC ELECTRONICS AMERICA, INC.	POWER INTEGRATIONS INTERNATIONAL, LTD.
By: /s/ TIM NGUYEN	By: /s/ JOHN TOMLIN
Name: Tim Nguyen	Name: John L. Tomlin
Title: GM - Custom SOC Solutions	Title: President

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit B

WAFER PRICES FOR VOLUME PRODUCTION OF [*] INCH WAFERS BY MONTHLY ORDER VOLUME

For [*] WAFERS in both PILOT PRODUCTION and VOLUME PRODUCTION:

Calendar Year Versus Monthly Wafers Purchased	2009	2010	2011	2012	2013	2014
[*] wafers/mo.	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] wafers/mo.	[*]	[*]	[*]	[*]	[*]	[*]

For all prices in the above table, shipping costs from [*], Japan to final destination will be the responsibility of PI.

[*] WAFER prices require RAW Wafers to be commercially available at the same or lower price than at the time this Agreement is signed. Declining WAFER Prices require that part of the Wafer Price decrease will be partially due to PI working with SUPPLIER to purchase RAW WAFERS at a lower price.

For WAFERS in ENGINEERING PRODUCTION, the price will be mutually agreed to in writing.
For WAFERS in EXPEDITED VOLUME PRODUCTION, the price for each entry of the above table will be multiplied by [*][*].

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
4